UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Information Required In Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-12

CONSOLIDATION SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CONSOLIDATION SERVICES, INC.

2300 West Sahara Drive, Suite 800

Las Vegas, NV 89102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Consolidation Services, Inc.:

The Annual Meeting of Stockholders of Consolidation Services, Inc. (the “Company”) will be held at The Sofitel Hotel, 8555 Beverly Blvd., Los Angeles, CA 90048, at 9:00 a.m., Pacific Coast Time), on November 30, 2012, for the following purposes:

1.

To elect the Board of Directors for the ensuing year.

2.

To consider and act upon a proposal to reverse split the Company’s outstanding common stock in a ratio of one for four (4) outstanding shares of Common Stock and transfer assets to a subsidiary.

3.

To consider and act upon a proposal to authorize the Board of Directors to change the Company’s name at its discretion.

4.

To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting.  Stockholders of record at the close of business on October 24, 2012, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.  A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 2300 West Sahara Drive, Suite 800, Las Vegas, Nevada 89102.

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

By Order of the Board of Directors

Richard S. Polep, Secretary

Las Vegas, Nevada

October 25, 2012

CONSOLIDATION SERVICES, INC.

2300 West Sahara Drive, Suite 800

Las Vegas, NV 89102

(702) 949-9449

______________________

PROXY STATEMENT

______________________

The accompanying proxy is solicited by the Board of Directors of Consolidation Services, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Pacific Coast Time, on November 30, 2012, at The Sofitel Hotel, 8555 Beverly Blvd., Los Angeles, CA 90048, and any adjournment thereof.  This proxy material is being mailed to stockholders commencing on or about October 25, 2012.

VOTING SECURITIES; PROXIES

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Vote Processing, c/o Broadridge

51 Mercedes Way,

Edgewood, NY 11717

A majority of the outstanding shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), present in person or represented by proxy shall constitute a quorum at the Annual Meeting.  The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for adoption of such matters.

The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting.  This proxy statement is accompanied by a copy of our Annual Report, on Form 10-K, for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the period ended June 30, 2012.  Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.  Abstentions and broker non-votes will not affect the outcome of the election of directors or the adoption of the proposal to reverse split the Company’s Common Stock.  With respect to all other matters, if any, to be voted on by stockholders at the Annual Meeting, abstentions will have the same effect as “no” votes, and broker non-votes will have no effect on the outcome of the vote.

All shares of Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board’s nominees for director, FOR adoption of the proposal to reverse split the Company’s Common Stock in a ratio of one for four (4) outstanding shares of Common Stock and transfer assets to a subsidiary, FOR adoption of the proposal to authorize the Board of Directors to change the Company’s name at its discretion, and in accordance with the proxy-holder’s best judgment as to any other matters raised at the Annual Meeting.

At the close of business on October 24, 2012 there were 50,169,289 shares of Common Stock outstanding and eligible for voting at the Annual Meeting.  Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting.  Only stockholders of record at the close of business on October 24, 2012, are entitled to notice of, and to vote at, the Annual Meeting.

Revocability of Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

No Dissenter’s Rights

Under Delaware law, stockholders are not entitled to dissenter’s rights of appraisal with respect to Proposal 2.

PROPOSAL 1

ELECTION OF DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified.  The specific number of directors is set by a resolution adopted by a majority of the entire Board of Directors from time to time.  The number of directors is currently three, however, the Board of Directors has resolved to increase the number of directors to four.  The Company has nominated two persons consisting of Gary D. Kucher, Richard S. Polep each a current Director, for re-election to the Board of Directors, and Roy R. Tashi, OAM, Ambassador Michael Ussery (Ret.) for initial election to the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named. Richard Herstone has not been nominated for re-election to the Board of Directors.

The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors.  Each nominee has consented to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, “Security Ownership of Certain Beneficial Owners and Management,” for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name of Nominee	Age	Position

Gary D. Kucher	48	Chief Executive Officer, President, and Director
Richard S. Polep	74	Chief Financial Officer and Director
Roy R. Tashi, OAM	67	Director-Nominee,
Ambassador Michael Ussery (Ret)	61	Director-Nominee,

Biographical Information

Gary D. Kucher - Mr. Kucher has been Chief Executive Officer since April 26, 2011 and from April 2010 has been President and a Director.  He is a seasoned executive with numerous appointments, directorships and consulting roles with both public and private companies in a variety of industries and business sectors. Mr. Kucher has a strong background in investment banking; having held securities licenses, Series 7 and Series 24. He has provided consulting for business acquisitions and other commercial finance transactions to financial and strategic buyers, stock offerings, spin-offs, leveraged buy-outs and joint-venture arrangements. Mr. Kucher has sourced and executed M&A deals for leading technology companies and selected venture investments.  He has also advised banking, insurance, finance and investment banking companies on M&A and equity deals.  Since 2008, Mr. Kucher has served as Managing Director of MB&A Capital, Beverly Hills, California, an international business advisory.

Between 2006 and 2008 Mr. Kucher was CEO of Branded Media Corporation, a New York City based media and advertising holding Company and Chairman of the Board of its wholly owned subsidiary Executive Media Network, which sells advertising to “Fortune 500” clients deploying ads in airport executive lounges throughout the U.S. and Europe.

In 2005, Mr. Kucher co-founded Genius Interactive, a social network development company focused on providing rich online environments that encouraged achievement and accomplishment.  He continues to serve on the Board of Directors of Genius Interactive Inc.

From 2000 to 2004, Mr. Kucher was CEO and Chairman of the Board of Manex Entertainment with facilities in Hollywood and Alameda, California and over 300 employees.  The Company provided production services, facilities and equipment to over 50 film and television productions and created the Academy Award winning visual effects for “The Matrix” and “What Dreams May Come”.

Mr. Kucher has also served on the Board of Directors of Visual Network Design Inc., d/b/a Rackwise.

Richard S. Polep - Mr. Polep was appointed as a member of the Board of Directors on May 12, 2010.  On August 5, 2011 he was appointed Chief Financial Officer of the Company. He has over 48 years experience in public accounting and has substantial experience in financial reporting and disclosure rules and regulations of the Securities and Exchange Commission, including internal controls, initial public offerings, private offerings, corporate acquisitions and reorganizations.

He spent 31 years with Grant Thornton LLP, which is ranked number five in international accounting firms.  He was a partner with that firm for 24 years.  He then joined SingerLewak LLP as an audit and quality control partner and was there for eleven years.  Since January 2010, he has been a sole-practitioner performing consulting services for publicly traded and privately held companies as well as accounting and auditing firms.

Mr. Polep has industry experience in manufacturing and distribution, financial services, oil and gas, life sciences, technology, hospitality, and gaming.  He has also served as an expert witness.

Mr. Polep graduated from the University of Southern California in 1961 with a Bachelor of Science degree in Accounting and has been an instructor for the California Society of CPAs.  He is active in the CSCPA and the AICPA and is a former member of the AICPA Securities and Exchange Commission Practice Section Executive Committee.

Roy R. Tashi, OAM - Since November 2010, Mr. Tashi has focused on managing a personal portfolio of investments in domestic and international private equity and property development. From April 2009 to October 2010, he served as Executive Chairman of Geneva-based Helvetica Wealth Management Partner’s Australian subsidiary and was on the Advisory Board of the Geneva based parent company. Helvetica's investment product range included traditional long-only funds, funds of hedge funds, thematic funds and real estate investments with total funds under management peaking at over $4.5 billion. Mr. Tashi has established and operated several businesses in various sectors including manufacturing, distribution, importing, exporting and trading.

Mr. Tashi is co-founder of the Mongolia Fund and serves as its Executive Director. He has extensive experience in establishing, building and developing a variety of businesses in various sectors including manufacturing, distribution, importing, exporting and trading. He has focused on private equity investments where he added value as a director or serving on the advisory board assisting in developing strategy and overseeing the drive for growth. He has been involved in both private and public companies and continues to serve as a director on a number of companies. Mr. Tashi has also been involved in property development in Australia and the United States. Whilst based in Australia, his experience extends to Asia, Europe and the United States.

Mr. Tashi has been active in business for over 48 years and has been involved in communal not-for-profit organizations for over 30 years. He was awarded the Medal of the Order of Australia (OAM) for services to the community specifically in Aged Care and Education.

Ambassador Michael Ussery (Ret) - Since 1992, former U.S. Ambassador Michael Ussery has led major investments and other business development and humanitarian projects in East Europe, the Mid-East, East Asia, and the Caribbean.

Over the past 20 years, Mr. Ussery has served as an international advisor to eight governments and more than 75 corporations and non-profit organizations. Mr. Ussery is a founder of eight companies and four non-profit organizations, and he has led the planning creating American universities in developing countries.

In the U.S., Mr. Ussery serves on the Board of Directors of Safi Apparel and Reviresco Corporation. He is Chairman of the Advisory Board of CalErin Group Investment Fund and serves on the advisory boards of the Mongolia Fund and Pax Mondial. Previously he served on the board of directors of Terocelo Telecommunications, D’Sal Inc., Safe Security and Dignity Products.

Mr. Ussery has been a co-founder and active partner of InfoMed Bulgaria, Medica Bulgaria, Netcare Bulgaria, and Balkan Land. Companies he presently advises include Cold Brook Capital and General Dynamics.

Previously, he was appointed by the Governor of Virginia as Commissioner of Vint Hill Economic Development Authority; and was co-founder and Advisory Chairman of the Romania Moldova Direct Fund.

Mr. Ussery was a pro bono spokesman for the U.S. Committee on Refugees & Immigration 2008 - 2010 campaign to end the global practice of “warehousing” refugees. Mr. Ussery was opening speaker 2010 at the 7th annual “Beijing Forum” on international development.

In international education, Mr. Ussery is Chairman and President of the Council for American Universities Abroad, presently planning universities in Mongolia, Albania and Romania, and assisting universities overseas and education ministries. He was Chairman and President 2002 - 2006 of the Coordinating Council for International Universities that planned the American University of Afghanistan.

Michael Ussery was appointed by President Reagan on December 22, 1988 to be U.S. Ambassador to Morocco, at that time the youngest U.S. Ambassador.  He was re-appointed by President Bush and confirmed unanimously by the U.S. Senate, at post until January 1992, leading an embassy of 800 personnel.

Mr. Ussery served at U.S. Department of State 1981 - 1992, including Deputy Assistant Secretary of the Near East and South Asia Bureau; Chairman of the twelve-agency Libya Task Force during the U.S.-Libya confrontation, White House Liaison, and Director for Congress and the Media in the International Organizations Bureau. In 1988 he left State to serve as Senior Advisor and Deputy to the Campaign Manager of the Bush - Quayle Campaign.

Mr. Ussery began his career in political management in Georgia and South Carolina, and came to Washington as Chief of Staff to U.S. Congressman Carroll Campbell. He is a graduate of Newberry College, where he was honored as Commencement Speaker in 1991.

Other Directorships

None of our officers and directors serves as directors of any other company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Stockholder Vote Required

Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees for election to the Board of Directors named above.

PROPOSAL 2

PROPOSAL TO REVERSE SPLIT THE

COMPANY’S OUTSTANDING COMMON STOCK AND TRANSFER ASSETS

TO A SUBSIDIARY

The Board of Directors has unanimously approved for submission to a vote of the Company’s stockholders, a proposal to reverse split the presently issued shares of Common Stock in a ratio of one share for four (4) shares then outstanding. As of October 24, 2012, 50,169,289 shares of Common Stock were issued and outstanding. Except with regard to fractional shares, the reverse stock split will not affect any stockholder’s equity interest in the Company and the Common Stock will still be entitled to one vote per share.  The number of authorized shares of Common Stock will not be changed.

As part of the Company’s recapitalization, it intends to transfer ownership and title to its existing oil and gas assets and operations into a to be formed wholly-owned subsidiary for which it is seeking your approval under this proposal.  The executed Bill of Sale, Assignment, Release and Assumption Agreement between the Company and the subsidiary will be filed as an exhibit to a Form 8-K to be filed upon completion of the transfer.  This will enable the Company to more easily attract debt or equity financing or any potential acquisition candidate not in the oil and gas industry.  As set forth under Proposal 3, the Company is also seeking approval to change its name to one more consistent with its business.

The Company is seeking authorization to effect a reverse split of its issued and outstanding Common Stock in a ratio of one for four outstanding shares of Common Stock. The price of the Company’s Common Stock is trading at approximately $0.03 per share, a restrictively low per share price considering its present business operations and asset value, in the opinion of management.

If the reverse split is approved by the stockholders then the Company will file the Certificate of Amendment of its Certificate of Incorporation, in the form attached hereto as Appendix A.  The date of filing of the amendment will be the effective date of the reverse stock split. Each share of Common Stock outstanding on the effective date, shall, without any action on the part of the holders thereof, automatically become and be converted into a one-fourth fraction of a share of Common Stock.  Empire Stock Transfer, Inc., Henderson, Nevada will be appointed Exchange Agent to act for stockholders in effecting the exchange of their certificates.

No scrip or fractional share certificates will be issued. The ownership of a fractional interest will not give the holder any voting or dividend or other right to receive payment for such factional interest. The Company will purchase out of its general funds any fractional interest resulting from the reverse split, at a price based on the arithmetical mean between the prevailing bid and asked prices or the closing trade of the Common Stock on the day after the effective date of the reverse split.

The Company will continue to be a reporting company even if the number of shareholders after purchasing fractional interests would permit the Company to elect to no longer be a reporting company.

As soon as practicable after the effective date, transmittal forms will be mailed to each holder of record of certificates formerly representing shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of Common Stock such stockholders are entitled to receive as a consequence of the reverse split. After receipt of such transmittal form, each such holder should surrender the certificates formerly representing shares of Common Stock of the Company and such holder will receive in exchange therefor certificates representing the whole number of shares of Common Stock to which he is entitled and any cash which may be payable, in lieu of any fractional share. Such transmittal forms will be accompanied by instructions specifying other details of the exchange. Stockholders should not send in their certificates until they receive a transmittal form.

After the Effective Date, each certificate representing shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the Shares evidenced by such certificate have been converted, except that the holder of such un-exchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the effective date with respect to the shares which the stockholder is entitled to receive because of the reverse split until the certificates representing such shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated and, at the time of such surrender, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

The Company has no arrangements, agreements or understandings to issue additional shares of Common Stock and/or convertible preferred stock.

The Company has been advised that for Federal income tax purposes, except with respect to a fractional share interest as discussed below, (i) the reverse stock split will not result in recognition of gain or loss by the Company or any of its stockholders, (ii) a stockholder’s aggregate basis in the shares of any new Common Stock received from the Company will be the same as the aggregate basis in the stockholder’s shares of existing Common Stock exchanged therefor, and (iii) a stockholder’s holding period or periods for any shares of new Common Stock received from the Company will include the holding period or periods of the stockholder’s shares of existing Common Stock exchanged therefor provided such shares of existing Common Stock were held as capital assets on the effective date of the reverse stock split.

Cash proceeds distributed to a stockholder otherwise entitled to receive a fractional share interest in new Common Stock will be treated as a distribution in redemption of the fractional share interest to which such proceeds relate. Each stockholder is encouraged to consult his own tax advisor with respect thereto since the tax treatment thereof, including the character (capital or ordinary) and amount of taxable income, may vary from one recipient to another.

The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required for the approval of the proposal to amend the Company’s Certificate of Incorporation and effect a reverse split of the outstanding Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 TO AMEND ARTICLE 4 OF THE CERTIFICATE OF INCORPORATION, AND EFFECT A REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK OF THE COMPANY AND TRANSFER ASSETS TO A SUBSIDIARY.

PROPOSAL NUMBER 3 - APPROVAL TO CHANGE THE CORPORATE NAME

The Board recommends to the shareholders a proposal to authorize the Board to change the Company’s corporate name in the future, at the Board’s discretion (the “Name Change”).

The Company’s current Certificate of Incorporation, as amended, provides the name of the Company as “Consolidation Services, Inc.” In order to effect the corporate name change, the Board would be authorized to (i) select a name more reflective of the Company’s business; and (ii) amend Article I of the Certificate of Incorporation to change the corporate name.

General

The shareholders would authorize the Board to select a name that the Board determines to be more reflective of the Company’s business focus on the natural resource industry. The Name Change would be effectuated by filing with the Delaware Secretary of State an amendment to the Company’s Certificate of Incorporation, which would occur only if a majority of the shareholders vote in favor of the Name Change,

Reasons for the Corporate Name Change

The principal purpose for changing our corporate name is to convey more clearly a sense of the Company’s business focus on business opportunities in natural resources and to explore potential marketing and branding opportunities.

Effect of Vote for the Name Change

A vote in favor of the Name Change proposal is a vote to authorize the directors to select a new corporate name and the approval of the amendment to the Certificate of Incorporation to effectuate the Name Change.

Effective Time

If the Name Change proposal is approved, the Name Change will become effective upon the Board’s selection of a new corporate name and the filing of the amendment to the Certificate of Incorporation with the Secretary of State of Delaware

Effect of Not Obtaining the Required Vote for Approval

If the Name Change proposal fails to obtain the requisite vote for approval, the Name Change will not be consummated and the Company will continue to operate as Consolidated Services, Inc., which may negatively affect the Company’s ability to market and refocus the Company business.

Vote Required

Approving the name change requires the vote of holders of a majority of the shares of common stock issued and outstanding. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have the effect of voting against the proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AUTHORIZATION OF THE BOARD TO SELECT A NEW CORPORATE NAME AND THE APPROVAL OF FILING OF THE NAME CHANGE WITH THE DELAWARE SECRETARY OF STATE.

Information about the Board of Directors and Committees of the Board

Audit Committee

We do not currently have an audit committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Board Meetings and Committees

During the fiscal year ended December 31, 2011, the Board of Directors met several times and took written action on several other occasions.  All the members of the Board attended the meetings.  The written actions were by unanimous consent.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company and has been filed as Exhibit 14.1 to our Form 10-K/A for December 31, 2010.

EXECUTIVE COMPENSATION

Executive Officers and Directors

The following tables set forth certain information about compensation paid, earned or accrued for services by (i) our Chief Executive Officer and former Chief Financial Officer and (ii) all other executive officers who earned in excess of $100,000 in the fiscal years ended December 31, 2011, and 2010 (“Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) *	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Stephen M. Thompson, Chairman of the Board and President (1)	2011 2010	- -	- -	291,744(6)	- -	- -	- -	- -	291,744

Pamela J. Thompson, Chief Financial Officer, Secretary, Treasurer, and Director (2)	2011 2010	52,000 58,500	- -	- 238,010 (3)	- -	- -	- -	- -	52,000 296,510

Gary D. Kucher, President and Director	2011 2010	300,000 90,000	- -	310,818(8) 711,360 (4)	- -	- -	- -	- -	610,818 801,360

Richard S. Polep, Chief Financial Officer, Secretary, Treasurer, and Director	2011 2010	- -	- -	12,000(7) 28,500 (5)	- -	- -	- -	- -	12,000 28,500

Richard D. Herstone, Director	2011 2010	- -	- -	5,000(9) -	- -	- -	- -	- -	- -

*

Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standard (“FAS”) No. 123R, Share Based Payment.  Our policy and assumptions made in valuation of share-based payments are contained in the Notes to our December 31, 2011 financial statements.  The monies shown in the “option awards” column is the total calculated value for each individual.

(1)

Effective May 17, 2011, Mr. Thompson resigned as CEO and as director of the Company;

(2)

Effective August 5, 2011, Ms. Thompson resigned as CFO, Secretary and as a director of the Company;

(3)

Represents the 380,000 shares Ms. Thompson received in 2010. Ms. Thompson does not have beneficial ownership of these common shares.

(4)

Represents the 1,140,000 shares issued on behalf of Mr. Kucher in 2010;

(5)

Represents the 50,000 shares Mr. Polep was to receive in 2010.

(6)

Represents the 4,000,000 shares issued to Mr. Thompson in 2011

(7)

Represents the 150,000 shares issued to Mr. Polep in 2011

(8)

Represents the 2,825,620 issued for the benefit of Mr. Kucher in 2011

(9)

Represents the 50,000 shares Mr. Herstone received in 2011

Employment Contracts

See Item 8, page F-18 of the Company’s 2011 10 - K filed July 24, 2012 and incorporated herein.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Stephen M. Thompson	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Pamela J. Thompson	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Gary D. Kucher	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Richard S. Polep	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -	- 0 -

Compensation of Directors

We issue our director Richard S. Polep 50,000 common shares each, per year, as compensation for serving on our Board of Directors. The following table sets forth director compensation as of December 31, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) *		Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Stephen M. Thompson	-0-	-0-		-0-	-0-	-0-	-0-	-0-

Pamela J. Thompson	-0-	-0-		-0-	-0-	-0-	-0-	-0-

Gary D. Kucher	-0-	-0-		-0-	-0-	-0-	-0-	-0-

Richard S. Polep	-0-	28,500	(1)	-0-	-0-	-0-	-0-	28,500

Richard D. Herstone	-0-	5,000	(2)	-0-	-0-	-0-	-0-	5,000

*

Based upon the aggregate grant date fair value calculated in accordance with the Accounting Codification Standard Topic 718 “Share-Based Payments.  Our policy and assumptions made in valuation of share-based payments are contained in the notes to our financial statements. The monies shown in the “option awards” column is the total calculated value for each individual.

 (1) Richard S. Polep was appointed to our Board of Directors on May 12, 2010.  Represents the 50,000 shares Mr. Polep was to receive as our Director.

 (2) Represents the 50,000 shares Mr. Herstone received as our director.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers as of December 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Stephen M. Thompson	-	-	-	-	-	-	-	-	-

Pamela J. Thompson	-	-	-	-	-	-	-	-	-

Gary D. Kucher	-	-	-	-	-	-	-	-	-

Richard S. Polep	-	-	-	-	-	-	-	-

Security Ownership of Certain Beneficial Owners And Management and Related Stockholder Matters

The following table sets forth, as of September 30, 2011, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 10% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock
Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class (2)
Common Stock	Gary D. Kucher (3)	3,965,620	(4)	7.9%
Common Stock	Richard S. Polep (3)	180,000		<1%
Common Stock	Stephen M. Thompson (3) (5)	4,000,000		8.0%
Common Stock	Richard Herstone (3)	175,000		<1%
Common Stock	All Directors and Officers As a Group (4 persons)	8,265,620		10.6%

(1)

Unless indicated otherwise, the address of the shareholder is c/o Consolidation Services, Inc. 2300 West Sahara Drive, #800, Las Vegas, NV  89102

(2)

Unless otherwise indicated, based on 50,169,289 shares of common stock issued and outstanding.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(3)

Indicates our officers or directors.

(4)

Includes 1,140,000 shares held in the name of Dolphin Marine, Inc. an entity partially controlled by Mr. Kucher and 2,825,620 shares in the name of Vernal Capital Incorporated also partially controlled by Mr. Kucher.

(5)

Effective May 17, 2011, Mr. Thompson resigned as CEO and as a director of the Company.

There are no current arrangements that will result in a change in control.

Certain Relationships and Related Transactions, and Director Independence

See Item 13, page 41 of the Company’s 2011 10 - K filed July 24, 2012 and incorporated herein.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibility for the integrity of the Company’s financial information and the financial reporting process, including the system of internal control over financial reporting. GBH CPAs, PC (“GBH”), the Company’s independent registered public accounting firm, is responsible for conducting an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the financial statements based upon the audit. The Company does not have an Audit Committee so the entire Board of Directors (the “Board”) is responsible for overseeing the conduct of these activities by management and GBH.

As part of its oversight responsibility, the Board of Directors has reviewed and discussed the audited financial statements and the adequacy of financial controls with management and GBH. The Board also has discussed with GBH the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Board has received the written disclosures and the letter from GBH required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with GBH that firm’s independence.

Based upon these reviews and discussions, the Board approved the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

A copy of the Company’s Audit Committee charter is attached hereto as Exhibit B.

Members of the Board of Directors

Gary D. Kucher

Richard D. Herstone

Richard S. Polep

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company.  Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

STOCKHOLDER PROPOSALS

No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless such person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with such person’s name, address, the number of shares held by such person and the dates upon which such person acquired such shares with documentary support for a claim of beneficial ownership and a statement that such person intends to continue to hold the shares through the date of the meeting, (c) notifies the Company of such person’s intention to appear personally at the meeting or by a qualified representative under Delaware law to present such person’s proposal for action, and (d) submits such person’s proposal timely.  A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's executive offices at 2300 West Sahara Drive, Suite 800, Las Vegas, NV 89102 no later than October 24, 2012.  If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words including any accompanying statement. A supporting statement is required if requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies. The Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy if the foregoing eligibility or procedural requirements are not met or some other bases such as the proposal deals with a matter relating to the Company’s ordinary business operations.

PROXY MATERIALS

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Vote Processing, c/o Broadridge

51 Mercedes Way,

Edgewood, NY 11717

Most shareholders will receive only a written notice of how to access our proxy materials, and will not receive printed copies of the proxy materials unless requested. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting the materials in the notice.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

EXHIBIT A

Certificate of Amendment

of the

Certificate of Incorporation

of

CONSOLIDATION SERVICES, INC.

Consolidation Services, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:

1.           The name of the corporation (hereinafter called the “Corporation”) is Consolidation Services, Inc.

2.           The certificate of incorporation of the corporation is hereby amended by deleting Article 4 thereof and by substituting in lieu of said Article the following new Article:

(a)        Upon the filing and effectiveness (the “Effective Time”), pursuant to the DGCL, of this Certificate of Amendment of the Corporation’s Certificate of Incorporation (this “Certificate of Amendment”), each four shares of the Corporation’s common stock, par value $0.001 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or by the holder thereof (the “Reverse Stock Split”).  Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter be deemed for all purposes, as a result of the Reverse Stock Split and without any action on the part of the holders thereof, to represent only that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificates shall have been combined pursuant to the Reverse Stock Split.

(b)

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 220,000,000, each of the par value of $0.001 per share, of which (i) 200,000,000 shares shall be designated as common stock (the “Common Stock”) and (ii) 20,000,000 shares shall be designated as preferred stock (the “Preferred Stock”).  Except as otherwise required by statute, the designations and the power, preferences and rights and the qualifications or restrictions thereof, of any class or classes of stock or any series of any class of stock of the Corporation may be determined from time to time by resolution or resolutions of the Board of Directors.

3.           The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned on November ___, 2012.

CONSOLIDATION SERVICES, INC.

By:___________________________

Name: Gary D. Kucher

Title: CEO

EXHIBIT B

August 2011

CONSOLIDATION SERVICES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of Consolidation Services, Inc.,  (the “Company”) was established by the Board of Directors of the Company for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Committee is primarily responsible for: (1) monitoring the quality and integrity of the Company’s financial statements and systems of internal controls regarding risk management, finance and accounting; (2) monitoring the independent auditor’s qualifications and independence; (3) monitoring the performance of the Company’s internal audit function and independent auditors; and (4) issuing the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Composition

1.

Members.  The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than one member.  The members of the Committee shall be appointed annually by a majority vote of the Board at the first meeting to be held following the annual meeting of stockholders of the Company.

2.

Qualifications.  Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of law and any applicable national securities exchange that the Company’s securities are listed and traded on.  If possible, at least one member of the Committee shall meet the applicable Securities and Exchange Commission definition of “financial expert” or if no members satisfy such definition, the Committee shall promptly so inform the Board.

3.

Chairperson.  The Chairperson of the Committee shall be appointed by the Board.

4.

Replacement.  Any vacancies on the Committee shall be filled by a majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.

5.

Compensation.  Director’s fees are the only compensation a member of the Committee may receive from the Company.

Operations

1.

Meetings.  The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall, in the absence of unusual circumstances, meet at least four times per year.  The Chair of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee.

2.

Agenda.  The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management.  The agenda and information concerning the business to be conducted, at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

3.

Report to Board.  At each Board meeting, the Committee shall deliver to the Board a report on any Committee meetings that have been held since the preceding Board meeting, including a description of all actions taken by the Committee during such period.  The Committee shall submit to the Board the minutes of its meetings.  The Committee shall further report regularly to the Board and will review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, the performance of the internal audit function and other matters of importance to the Board.

4.

Assessment of Charter.  The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.

The Committee shall be directly responsible for the appointment, retention, termination and oversight of the work of the independent auditor employed by the Company to audit the books of the Company and its subsidiaries (with the input, if the Committee so desires, of Company management).  The independent auditors are ultimately accountable to the Committee.

2.

The Committee shall have the sole authority to approve the independent auditor’s fee arrangements and other terms of service, and to pre-approve any permitted non-audit services to be provided by the independent auditor.  The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

3.

The Committee shall obtain and review with the lead audit partner of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company.

Financial Statements and Related Disclosure

1.

The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor before the filing of the Company’s Form 10-K and Form 10-Q.  Any material changes in accounting principles or accounting for new significant items will be reviewed.

2.

The Committee shall review with management earnings press releases, which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release.  This task can be delegated to the Chair of the Committee or the Chair’s designee.

3.

The Committee shall review with management and the independent auditor the following: (a) all critical accounting policies and practices (and changes therein) of the Company, to be used by the Company in preparing its financial statements, (b) major issues regarding the accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (c) the major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and (d) other material communications between the independent auditor and management, such as any management letter.  In addition, the Committee shall regularly review with the independent auditors any difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management.

4.

The Committee shall review with management the effectiveness of the Company’s disclosure controls and procedures.

5.

The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Performance of the Internal Audit Function; Related Party Transactions

1.

The Committee shall review with management and the independent auditor the scope, planning and staffing of the proposed audit for the current year.

2.

The Committee shall review with management and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls, and shall elicit from management or the independent auditor any recommendations that they may have for the improvement of such internal control procedures.

3.

The Committee shall establish procedures, as set forth in Annex A hereto, for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, misuse or inappropriate use of corporate assets or auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

4.

The Committee shall review and approve all transactions between the Company and parties who are related to the Company to the extent required under applicable laws and rules of any applicable national securities exchange that the Company’s securities are listed and traded on.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function.  The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.  In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel.  The Committee may retain counsel, auditors or other advisors, in its sole discretion.  The Company shall provide for appropriate funding, as determined by the Committee, for the payment of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and to any other advisors employed by the Committee.  In addition, the Company shall provide appropriate funding for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight.  It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements.  Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

Annex A

Employee Complaint Procedures for Accounting and Auditing Matters

The Sarbanes-Oxley Act of 2002 (“SOX”) requires audit committees of publicly traded companies to establish policies and procedures for employees to confidentially report concerns regarding questionable accounting or auditing matters.  Section 301 of SOX requires audit committees to establish procedures for receipt of employee complaints.  Any employee of the Company may submit a good faith complaint (“Accounting Complaints”) regarding accounting or auditing matters to the management of the Company without fear of dismissal or retaliation of any kind.  The Company is committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. The Company’s Audit Committee will oversee treatment of employee concerns in this area.

In order to facilitate the reporting of employee complaints, the Company’s Audit Committee has established the following procedures for (1) the receipt, retention, investigation and treatment of complaints regarding accounting, internal accounting controls, or auditing matters (“Accounting Matters”) and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Receipt of Employee Complaints

·

Employees with concerns regarding Accounting Matters may report their concerns to the Chief Financial Officer or General Counsel of the Company or to the Chairman of the Audit Committee of the Board of Directors of the Company.

·

Employees may forward complaints on a confidential or anonymous basis by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, Consolidation Services, Inc., 2300 West Sahara Drive, Suite 800, Las Vegas, NV 89102, such envelope to be labeled with a legend such as: “To be opened by the Audit Committee only.” If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this on the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

·

Richard S. Polep (the “Compliance Officer”), is also authorized to receive and investigate Accounting Complaints, whether anonymous or not.  In this capacity, the Compliance Officer provides advice to, and acts under the authority of, the Audit Committee.

·

In either event, individuals shall exercise due care to ensure the accuracy of the information disclosed.

·

Any correspondence to the Chairman should be clearly marked as an urgent matter for consideration by the Audit Committee of the Company.  The earlier a concern is expressed, the easier it is to take action.  The Chairman may, in his discretion, refer the Accounting Complaint to the Compliance Officer for investigation or retain the matter for investigation by the Audit Committee, as set forth below.

Scope of Matters Covered by These Procedures

These procedures relate to employee complaints relating to any questionable accounting or auditing matters, including, without  limitation, the following:

·

fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

·

fraud or deliberate error in the recording and maintaining of financial records of the Company;

·

deficiencies in or noncompliance with the Company’s internal accounting controls;

·

misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

·

deviation from full and fair reporting of the Company’s financial condition.

Treatment of Complaints

·

Upon receipt of an Accounting Complaint, the recipient will (i) determine whether the complaint actually pertains to Accounting Matters, and (ii) when possible, acknowledge receipt of the complaint to the sender.

·

Complaints relating to Accounting Matters will be reviewed under Audit Committee direction, Internal Audit or such other persons as the Audit Committee determines to be appropriate.

·

If the Accounting Complaint is investigated by the Compliance Officer he will report the results of his investigation, orally or in writing, to the Audit Committee (an “Investigation Report”).  Investigation Reports will be prepared in reasonable detail and shall be in addition to the information provided to the Audit Committee on the Docket.  Such reports will describe the Accounting Complaint, the steps taken in the investigation, any factual findings, and the recommendations for corrective action, if any.  The Compliance Officer will be free in its discretion to recommend to the Audit Committee Chairman that outside auditors, outside counsel or other experts should be engaged to assist in the investigation and in the analysis of results.  The Compliance Officer may, if he deems it reasonably necessary, require the assistance of the Chief Financial Officer, any of his staff, or any other employees of the Company in investigating and resolving any Accounting Complaint.  The parameters of any investigation will be determined by the Compliance Officer in consultation with the Chairman of the Audit Committee or its designee in its discretion and the Company and its employees will cooperate as necessary in connection with any such investigation.

·

The Audit Committee will review the Docket and any written Investigation Reports submitted by the Compliance Officer.  The Audit Committee will have the authority to direct that the appropriate corrective action be taken by the Company in response to any particular Accounting Complaint.  The Audit Committee may, in its discretion, consult with any member of the Company's management who may have appropriate expertise to assist in the evaluation of the Accounting Complaint.  The Audit Committee will be free in its discretion to engage outside auditors, counsel or other experts to assist in the evaluation of any results of any investigation into an Accounting Complaint, and the Company will pay all fees of such auditors, counsel and experts.

·

Confidentiality will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review.

·

The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.

Reporting and Retention of Complaints and Investigations

·

The Compliance Officer will prepare a written docket (the “Docket”) of all Accounting Complaints summarizing in reasonable detail for each complaint: the nature of the complaint (including any specific allegations made and the persons involved); the date of receipt of the complaint; the current status of any investigation into the complaint; and any final resolution of the complaint.  The Compliance Officer will distribute an update of the Docket, highlighting recent developments in reasonable detail, to the Chairman of the Audit Committee (and, if the Chairman so directs, to the full Audit Committee) in advance of each regularly scheduled meeting thereof (other than meetings convened principally to review the Company's periodic reports under the Securities Exchange Act of 1934, as amended).

·

Copies of Accounting Complaints and such log will be maintained in accordance with the Company’s document retention policy.

Records; Attorney-Client Privilege

·

The Company will retain on a strictly confidential basis for a period of seven years (or otherwise as required under the Company's record retention policies in effect from time to time) all records relating to any Accounting Complaint and to the investigation and resolution thereof.  All such records are confidential to the Company and are protected by attorney-client privilege and/or the attorney work product doctrine.  Such records will be considered privileged and confidential.

Publication of Procedures

·

The Company will cause these procedures to be communicated to all employees.

Amendment

·

The Company reserves the right to modify or amend this policy at any time as it may deem necessary.

CONSOLIDATION SERVICES INC
ATTN: GARY KUCHER
2300 W. SAHARA DRIVE
SUITE #800
LAS VEGAS, NV 89102

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Gary D. Kucher   02 Richard S. Polep   03 Roy Tashi OAM   04 Mike Ussery

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Proposal to approve a reverse stock split of 1 for 4 shares of Common Stock and the transfer of assets to a subsidiary.	▢	▢	▢
3	Proposal to authorize the Board of Directors to change the Company's name.	▢	▢	▢

NOTE: The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000151163_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

CONSOLIDATION SERVICES INC
Annual Meeting of Shareholders
November 30, 2012 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder in Consolidation Services, Inc. (the "Corporation") hereby constitutes and appoints Richard S. Polep, his true and lawful attorney and proxy, with full power of substitution to vote all shares of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Sofitel Hotel, 8555 Beverly Blvd., Los Angeles, CA 90048, on November 30th, 2012, at 9:00 a.m., Pacific Coast Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE FOR DIRECTORS AND FOR PROPOSALS 2 AND 3.

0000151163_2 R1.0.0.11699

(Continued and to be signed and dated on the other side)